UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-02742)

Exact name of registrant as specified in charter:	Putnam Equity Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2012

Date of reporting period:	December 1, 2011 — November 30, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PEYAX

Putnam Equity Income Fund

Annual report 11|30|12

A world of investing.™

Putnam INVESTMENTS

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

Putnam
Equity Income
Fund

Annual report
11 | 30 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Trustee approval of management contract	18

Financial statements	23

Federal tax information	45

About the Trustees	46

Officers	48

Consider these risks before investing: Value stocks may fail to rebound, and the market may not favor value-style investing. Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests. The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry.

Message from the Trustees

Dear Fellow Shareholder:

In recent months, Europe’s sovereign debt crisis and the threat of the “fiscal cliff” in the United States have contributed to heightened market volatility and have curtailed economic growth.

Even with these challenges, the U.S. economy has exhibited resiliency, with employment, housing, and GDP data all improving. While most of Europe is mired in recession, slow but steady progress is being made to resolve the eurozone’s years-long debt crisis. Meanwhile, China, the world’s second-largest economy, is showing strength in its important manufacturing sector.

Putnam’s portfolio managers and analysts are trained to look for opportunities and manage downside risk in volatile market environments. We also believe in the importance of relying on the expertise of a financial advisor as you work toward your long-term financial goals.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors.

Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a member of the Anne Ray Charitable Trust’s Investment Committee, Margaret A. Cargill Philanthropies, and director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam Equity Income Fund

A disciplined approach to seeking bargain stocks for investors

Value-style investing is grounded in a basic concept: The stock market always offers something at a discount. Putnam Equity Income Fund Portfolio Manager Darren Jaroch, along with a team of equity analysts, scours the universe of large companies, seeking attractively priced stocks of businesses that he believes are poised for positive change.

Darren A. Jaroch, CFA
Portfolio Manager

A two-part search for promising stocks

In strong markets as well as challenging times, the fund has combined the income potential of dividend-paying companies with the growth potential of undervalued stocks.

Dividend-paying companies for income potential

The fund invests in companies that pay dividends — which are excess profits distributed to shareholders. In addition to their income potential, dividends can be a sign that a company's management is confident in the ongoing health of the business.

Dividends have historically represented a significant portion of the total return of S&P 500 companies.

9.6%
S&P 500 Index annual return (1926–2011)
4.1% from dividends
5.5% from capital appreciation

Source: Standard & Poor's.
There are no guarantees that a company will continue to pay dividends.

Value stocks for growth potential

Darren seeks growth potential from stocks of large and midsize U.S. companies. He looks for attractively priced stocks that he believes will appreciate as the market recognizes their long-term worth.

The fund's portfolio has a lower price/earnings ratio — meaning its stocks are generally less expensive — than the broader market.

Price/earnings ratio

Putnam Equity Income Fund
14.15x
S&P 500 Index
18.91x

Trailing 12 months as of 11/30/12.

2 Equity Income Fund

Equity Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Russell 1000 Value Index, was introduced on 12/31/78, which post-dates the inception of the fund’s class A shares.

4	Equity Income Fund

Interview with your fund’s portfolio manager

You recently became manager of this fund, and you bring 16 years of investment industry experience to the role. What is your investing background?

Early in my Putnam career, I worked with the value teams to develop quantitative models, and in 2000, I joined Putnam’s domestic Large Cap Value team. Over time, I have contributed to the investment process for all of Putnam’s value portfolios. In 2005, I was named to the management team of Putnam International Value Fund, and today I manage that fund as well as domestic, international, and global value portfolios for institutional clients.

Can you describe your philosophy and approach to managing Putnam Equity Income Fund?

I share the investment approach that has been the cornerstone of the fund since its inception — seeking a combination of growth and income potential for investors, striving for positive returns over a full investment cycle, and employing disciplined risk management. I seek to maintain a diversified portfolio, focusing on fundamental research of individual stocks, and I try to avoid having significant overweight positions, relative to the benchmark, of any single security or sector. In building the portfolio, I look for high cash-flow-generating businesses with

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 11/30/12. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

Equity Income Fund	5

the willingness and ability to return cash to shareholders when appropriate.

What can you tell us about the investing environment for the 12 months ended November 30, 2012?

Stocks began the period on a strong note — with a sharp rally that continued into the early months of 2012. In fact, in the first three months of the year, stock market indexes posted their strongest first-quarter gains in over a decade. That rally, however, was quickly washed away by a trio of investor worries — Europe’s ongoing sovereign debt crisis, China’s economic slowdown, and debt issues and fiscal uncertainty in the United States. Investors began to flee any stocks perceived as risky and the market declined. Cyclical stocks, whose performance is generally tied to the overall economy, reversed course and underperformed sharply after a strong start to the year.

As we moved into the middle of June, however, the markets embarked on another rally as investor concerns about macroeconomic issues began to ease. A “hard landing” for China’s economy seemed to be less of a risk, and the European Central Bank [ECB] took action to protect the euro and ease short-term funding pressure on Spain and Italy. ECB President Mario Draghi said the ECB was “ready to do whatever it takes” to preserve the euro. This appears to have been a significant catalyst for a pretty substantial stock market rally in the second half of the year.

The fund outperformed both its benchmark index and the average return for funds in its Lipper peer group. What contributed to its strength?

Throughout the period, the fund was positioned with a greater focus on cyclical stocks than its peers and the benchmark. While this dampened performance for the first half of the period, we believe it helped the fund outperform for the fiscal year overall. While much of the market took a defensive approach — investing based on

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Equity Income Fund

macroeconomic worries rather than the merits of individual companies — the fund remained focused on the stocks we believed could reward investors over time. It is important to note that we are stock-specific in our investing style — we invest based on research and analysis of individual companies rather than broader economic or market trends. And I am pleased to report that stock selection was the primary driver of returns for the fiscal year.

Which sectors were the strongest performers, and which struggled for the period?

The best-performing sectors for the overall market were consumer discretionary, health care, and financials. The weakest performers were technology, basic materials, and energy. Within the fund’s portfolio, energy was the top-performing sector relative to the benchmark. Strong performance also came from consumer discretionary and health-care stocks. The weakest-performing sectors for the fund, relative to the benchmark, were telecommunications services and information technology.

What were some examples of stocks or strategies that helped performance versus the index?

Marathon Petroleum was the top contributor to performance for the fiscal year. In addition to being a fundamentally strong company, Marathon had a number of positive developments that pleased investors. In early 2011, the company announced its intention to split its business into two segments, making Marathon Oil Corporation an independent company in a spin-off transaction. The move was viewed as a positive strategy. More recently, the company announced that it was splitting Marathon Petroleum into two

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 11/30/12. Short-term holdings are excluded. Holdings will vary over time.

Equity Income Fund	7

public companies, one focused on pipelines and the other on refining. Investors cheered this announcement as an apparent indicator that the company was further optimizing its structure. Finally, with Marathon’s acquisition of BP’s Texas City refinery, I believe the company is well-positioned to take advantage of the U.S. shale oil boom.

I enjoy discussing the period’s second-best performer, Comcast, because I believe it has exemplified everything we look for in our stock-selection process. A provider of cable, video, high-speed Internet, and voice services, Comcast has had solid earnings and free-cash growth, and a durable competitive advantage in its industry. But most important, in my view, is that the company seems to be past its peak in capital spending. It has built a strong broadband network and has generated a significant amount of cash over the past two years. The company has shown a willingness to return cash to shareholders, which I believe bodes well for its dividend yield potential going forward.

As active fund managers, we have the flexibility to not own a stock that is included in our benchmark index — or to own less of it than the index. During the period, fund performance was helped by our decision to avoid, or maintain underweight positions in, many companies that struggled. The most notable example was Hewlett-Packard, which is a significant part of the fund’s benchmark index. Our decision to sell the fund’s position in this stock during the period was a key contributor to fund performance. The company’s earnings have been hurt by a global decline in demand for personal computers and printers, its two core products. In addition, investors were not happy with the company’s decision in September 2011 to buy Autonomy — a search software company — for $10.3 billion. The company took a significant writedown on the acquisition in November 2012.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

8	Equity Income Fund

What were some stocks that detracted from returns versus the benchmark?

Two energy stocks, TOTAL and Royal Dutch Shell, were among the top detractors for the fiscal year. TOTAL, an integrated oil and gas company based in France, has struggled with several issues that have unnerved investors, including a natural gas leak at its Elgin platform in the North Sea, and the halting of production by militants in Yemen. As a Europe-based company, TOTAL also felt the effects of overall negative investor sentiment as the eurozone grappled with debt issues. Royal Dutch Shell underwhelmed the market with its dividend announcement and raised investor concerns related to its capital commitments in a tepid global economic environment.

Our decision to maintain an underweight position relative to the benchmark in Bank of America [BofA] also dampened performance. Our cautious stance was based on our concerns about the potential for continued regulatory challenges for large banks. At the same time, we underestimated the strength of the housing market recovery, which proved extremely beneficial for BofA stock for the period. By the close of the period, I had added to the fund’s position in BofA.

Can you tell us about the fund’s recent dividend increase?

Effective in September 2012, the fund’s dividend rate increased by 19.40%, from $0.067 to $0.080 per class A share. This increase was due to a greater focus on dividend-paying stocks. Other share classes had similar increases.

As the fund begins a new fiscal year, what is your outlook?

In general, I am bullish on the prospects for stocks going into 2013. When investors are able to gain additional clarity on the U.S. government’s approach to fiscal challenges, I believe the economy and markets will benefit. In my view, spending by both individual investors and corporations is likely to improve as macroeconomic uncertainties subside.

I am also optimistic about opportunities to increase dividend yield for the portfolio, as a wider array of companies are offering dividends and, perhaps more important, dividend growth potential. Of course, capital appreciation potential remains a critical component of the fund’s strategy, and we continue to conduct rigorous fundamental research to ensure we have solid, differentiated insights on the companies we select.

Thank you, Darren, for your time and insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Darren A. Jaroch has a B.A. from Hartwick College. A CFA charterholder, he joined Putnam in 1999 and has been in the investment industry since 1996.

In addition to Darren, your fund is also managed by Assistant Portfolio Manager Walter D. Scully, CPA.

Equity Income Fund	9

IN THE NEWS

While the U.S. economy continues to gather strength in several key areas, estimates for overall global economic growth in 2012 and 2013 have been downgraded. The Organisation for Economic Co-operation and Development (OECD) revised its global GDP projections from 3.4% to 2.9% for 2012 and from 4.2% to 3.4% for 2013. The primary barriers to growth include the eurozone’s debt crisis and, to a lesser degree, the impending U.S. “fiscal cliff.” For the eurozone, the Paris-based think tank predicts negative growth of –0.4% in 2012 and –0.1% in 2013, before climbing to a tepid 1.3% in 2014. U.S. GDP growth may be significantly better, however: 2.2% for 2012, slowing to 2% in 2013, before increasing to 2.8% in 2014, according to the OECD.

10	Equity Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2012, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/12

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inceptiondates)	(6/15/77)		(9/13/93)		(2/1/99)		(12/2/94)		(1/21/03)	(7/2/12)	(7/2/12)	(10/1/98)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	9.82%	9.63%	8.89%	8.89%	8.99%	8.99%	9.16%	9.05%	9.54%	9.93%	9.93%	9.93%

10 years	107.69	95.79	92.72	92.72	92.62	92.62	97.58	90.72	102.69	112.92	112.97	112.87
Annual average	7.58	6.95	6.78	6.78	6.78	6.78	7.05	6.67	7.32	7.85	7.85	7.85

5 years	16.57	9.89	12.33	10.33	12.28	12.28	13.73	9.78	15.14	18.16	18.19	18.13
Annual average	3.11	1.90	2.35	1.99	2.34	2.34	2.61	1.88	2.86	3.39	3.40	3.39

3 years	35.21	27.45	32.20	29.20	32.16	32.16	33.20	28.58	34.15	36.24	36.27	36.21
Annual average	10.58	8.42	9.75	8.91	9.74	9.74	10.03	8.74	10.29	10.86	10.87	10.85

1 year	17.84	11.08	16.99	11.99	17.00	16.00	17.30	13.17	17.60	18.23	18.26	18.20

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

Performance for class R5 and class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Equity Income Fund	11

Comparative index returns For periods ended 11/30/12

		Lipper Equity Income Funds
	Russell 1000 Value Index	category average*

Annual average (life of fund)	—†	10.40%

10 years	91.02%	98.05
Annual average	6.69	6.99

5 years	–0.07	7.75
Annual average	–0.01	1.43

3 years	35.86	35.16
Annual average	10.76	10.53

1 year	17.45	13.08

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 11/30/12, there were 311, 248, 213, 110, and 3 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Russell 1000 Value Index, was introduced on 12/31/78, which post-dates the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $19,272 and $19,262, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $19,072. A $10,000 investment in the fund’s class R, class R5, class R6, and class Y shares would have been valued at $20,269, $21,292, $21,297, and $21,287, respectively.

12	Equity Income Fund

Fund price and distribution information For the 12-month period ended 11/30/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	4		4	4	4		4	1	1	4

Income	$0.324		$0.204	$0.209	$0.246		$0.286	$0.094	$0.098	$0.363

Capital gains	—		—	—	—		—	—	—	—

Total	$0.324		$0.204	$0.209	$0.246		$0.286	$0.094	$0.098	$0.363

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

11/30/11	$14.94	$15.85	$14.80	$14.82	$14.80	$15.34	$14.85	—	—	$14.94

7/2/12*	—	—	—	—	—	—	—	$15.86	$15.86	—

11/30/12	17.25	18.30	17.09	17.11	17.09	17.71	17.15	17.26	17.26	17.26

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
Current yield	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value	value

Current dividend
rate [1]	1.86%	1.75%	1.15%	1.15%	1.40%	1.36%	1.63%	2.18%	2.27%	2.09%

Current 30-day
SEC yield [2]	N/A	1.47	0.83	0.83	N/A	1.03	1.32	1.96	2.05	1.80

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* Inception date of class R5 and R6 shares.

1 Most recent distribution, excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/12

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inceptiondates)	(6/15/77)		(9/13/93)		(2/1/99)		(12/2/94)		(1/21/03)	(7/2/12)	(7/2/12)	(10/1/98)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	9.86%	9.68%	8.93%	8.93%	9.03%	9.03%	9.21%	9.10%	9.58%	9.97%	9.97%	9.97%

10 years	120.31	107.65	104.32	104.32	104.32	104.32	109.52	102.26	114.90	125.85	125.95	125.86
Annual average	8.22	7.58	7.41	7.41	7.41	7.41	7.68	7.30	7.95	8.49	8.49	8.49

5 years	18.97	12.12	14.60	12.60	14.54	14.54	16.02	11.98	17.50	20.48	20.54	20.49
Annual average	3.54	2.31	2.76	2.40	2.75	2.75	3.02	2.29	3.28	3.80	3.81	3.80

3 years	36.10	28.27	33.06	30.06	32.99	32.99	34.09	29.39	35.03	37.13	37.19	37.14
Annual average	10.82	8.65	9.99	9.16	9.97	9.97	10.27	8.97	10.53	11.10	11.12	11.10

1 year	19.02	12.14	18.08	13.08	18.07	17.07	18.40	14.25	18.70	19.31	19.36	19.31

Equity Income Fund	13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 11/30/11	1.12%	1.87%	1.87%	1.62%	1.37%	0.72%*	0.62%*	0.87%

Annualized expense ratio for
the six-month period ended
11/30/12†	1.05%	1.80%	1.80%	1.55%	1.30%	0.67%	0.57%	0.80%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report because it includes an impact of 0.05% in fees and expenses of acquired funds. Expenses are shown as a percentage of average net assets.

* Expenses for class R5 and R6 shares are based on the other expenses of class A shares for the fund’s last fiscal year end, adjusted to reflect the lower investor servicing fees applicable to class R5 and R6 shares.

† For the fund’s most recent fiscal half year, or in the case of class R5 and R6 shares, from 7/3/12 (commencement of operations) to 11/30/12; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from June 1, 2012 (or in the case of class R5 and R6 shares, from July 3, 2012 (commencement of operations)), to November 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.65	$9.66	$9.66	$8.32	$6.99	$2.89‡	$2.46‡	$4.31

Ending value (after expenses)	$1,150.50	$1,146.20	$1,146.10	$1,147.70	$1,149.30	$1,094.30	$1,094.60	$1,152.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/12 (or, in the case of class R5 and R6 shares, the period from 7/3/12 (commencement of operations) to 11/30/12). The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

‡ Had expenses for class R5 and R6 shares been shown for the entire period from 6/1/12 to 11/30/12, they would have been higher.

14	Equity Income Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended November 30, 2012, use the following calculation method. To find the value of your investment on June 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.30	$9.07	$9.07	$7.82	$6.56	$3.39	$2.88	$4.04

Ending value (after expenses)	$1,019.75	$1,016.00	$1,016.00	$1,017.25	$1,018.50	$1,021.65	$1,022.15	$1,021.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/12 (or, in the case of class R5 and R6 shares, the period from 7/3/12 (commencement of operations) to 11/30/12). The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Equity Income Fund	15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to certain defined contribution plans with assets of at least $50 million.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

16	Equity Income Fund

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section at putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2012, Putnam employees had approximately $340,000,000 and the Trustees had approximately $83,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Equity Income Fund	17

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2012. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of

18	Equity Income Fund

scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years — since January or, for a few funds, February 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions,

Equity Income Fund	19

extraordinary expenses and acquired fund fees and expenses). Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

20	Equity Income Fund

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Equity Income Funds) for the one-year, three-year and five-year periods ended December 31, 2011 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd

Three-year period	2nd

Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2011, there were 290, 253 and 216 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits

Equity Income Fund	21

continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

22	Equity Income Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Equity Income Fund	23

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Equity Income Fund (the fund), including the fund’s portfolio, as of November 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Equity Income Fund as of November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
January 14, 2013

24	Equity Income Fund

The fund’s portfolio 11/30/12

COMMON STOCKS (93.9%)*	Shares	Value

Aerospace and defense (4.4%)
Honeywell International, Inc.	124,500	$7,635,585

L-3 Communications Holdings, Inc.	358,440	27,546,114

Northrop Grumman Corp. S	1,354,790	90,364,493

Raytheon Co.	222,100	12,688,573

United Technologies Corp.	366,200	29,336,282

		167,571,047
Auto components (1.8%)
Autoliv, Inc. (Sweden) S	248,140	14,977,730

Johnson Controls, Inc.	223,200	6,146,928

TRW Automotive Holdings Corp. †	895,980	45,372,427

		66,497,085
Automobiles (0.4%)
Ford Motor Co. S	1,231,540	14,101,133

		14,101,133
Beverages (1.3%)
Coca-Cola Enterprises, Inc.	1,516,000	47,268,880

Dr. Pepper Snapple Group, Inc. S	65,600	2,942,160

		50,211,040
Building products (0.3%)
Owens Corning, Inc. †	323,200	11,176,256

		11,176,256
Capital markets (3.1%)
Charles Schwab Corp. (The)	1,478,300	19,365,730

Invesco, Ltd.	737,500	18,430,125

State Street Corp.	1,748,980	77,724,671

		115,520,526
Chemicals (2.3%)
Ashland, Inc.	495,560	35,145,115

Celanese Corp. Ser. A	291,500	11,963,160

LyondellBasell Industries NV Class A (Netherlands)	823,700	40,962,601

		88,070,876
Commercial banks (3.0%)
Popular, Inc. (Puerto Rico) †	360,580	7,128,667

Wells Fargo & Co.	3,155,940	104,177,579

		111,306,246
Commercial services and supplies (1.0%)
ADT Corp. (The) †	368,665	16,921,724

Tyco International, Ltd.	737,330	20,918,052

		37,839,776
Communications equipment (1.7%)
Cisco Systems, Inc.	3,420,250	64,676,928

		64,676,928
Computers and peripherals (0.5%)
Apple, Inc.	33,800	19,782,464

		19,782,464
Consumer finance (2.1%)
Capital One Financial Corp.	1,065,300	61,361,280

Discover Financial Services	442,000	18,391,620

		79,752,900
Containers and packaging (0.2%)
Sealed Air Corp. S	549,800	9,247,636

		9,247,636

Equity Income Fund	25

COMMON STOCKS (93.9%)* cont.	Shares	Value

Diversified financial services (3.9%)
Bank of America Corp.	2,134,200	$21,043,212

Citigroup, Inc.	861,100	29,768,227

JPMorgan Chase & Co.	2,312,600	95,001,608

		145,813,047
Diversified telecommunication services (0.7%)
Verizon Communications, Inc.	571,970	25,235,316

		25,235,316
Electric utilities (1.8%)
Entergy Corp. S	222,600	14,144,004

FirstEnergy Corp.	440,100	18,686,646

NV Energy, Inc.	1,769,430	32,433,652

PPL Corp.	75,100	2,204,185

		67,468,487
Food and staples retail (2.3%)
CVS Caremark Corp.	1,348,900	62,737,339

Kroger Co. (The) S	599,200	15,723,008

Walgreen Co.	202,200	6,856,602

		85,316,949
Food products (0.5%)
Bunge, Ltd. S	271,600	19,870,256

		19,870,256
Health-care equipment and supplies (5.4%)
Baxter International, Inc.	1,536,600	101,830,482

Covidien PLC	746,025	43,351,513

St. Jude Medical, Inc.	1,021,000	34,999,880

Zimmer Holdings, Inc.	339,100	22,370,427

		202,552,302
Health-care providers and services (2.6%)
CIGNA Corp.	1,401,300	73,245,951

UnitedHealth Group, Inc.	430,700	23,425,773

		96,671,724
Hotels, restaurants, and leisure (0.5%)
McDonald’s Corp. S	214,700	18,687,488

		18,687,488
Household durables (0.5%)
Jarden Corp. S	286,660	15,167,181

Newell Rubbermaid, Inc.	236,400	5,155,884

		20,323,065
Independent power producers and energy traders (1.2%)
AES Corp. (The)	4,374,970	46,680,930

		46,680,930
Insurance (9.3%)
Aflac, Inc.	463,830	24,578,352

American International Group, Inc. †	1,013,053	33,562,446

Aon PLC	493,800	28,047,840

Everest Re Group, Ltd.	154,260	16,732,582

Hartford Financial Services Group, Inc. (The) S	219,000	4,638,420

MetLife, Inc.	2,344,770	77,822,916

PartnerRe, Ltd.	509,550	42,231,504

Validus Holdings, Ltd. S	2,165,590	76,791,821

Willis Group Holdings PLC S	395,000	13,856,600

XL Group PLC	1,442,811	35,103,592

		353,366,073

26	Equity Income Fund

COMMON STOCKS (93.9%)* cont.	Shares	Value

Leisure equipment and products (1.5%)
Hasbro, Inc. S	1,481,000	$56,959,260

		56,959,260
Life sciences tools and services (1.0%)
Thermo Fisher Scientific, Inc.	596,400	37,901,220

		37,901,220
Machinery (0.8%)
Stanley Black & Decker, Inc. S	234,200	16,841,322

Timken Co.	272,900	12,294,145

		29,135,467
Media (6.7%)
Comcast Corp. Special Class A	3,200,250	115,337,010

Interpublic Group of Companies, Inc. (The)	1,761,470	19,059,105

McGraw-Hill Cos., Inc. (The)	368,870	19,590,686

Time Warner, Inc. S	2,108,690	99,741,037

		253,727,838
Multi-utilities (0.3%)
Ameren Corp.	323,824	9,705,005

		9,705,005
Multiline retail (—%)
Kohl’s Corp.	14,800	660,820

		660,820
Office electronics (0.7%)
Xerox Corp.	3,702,360	25,213,072

		25,213,072
Oil, gas, and consumable fuels (14.9%)
Apache Corp.	165,400	12,750,686

Chevron Corp.	19,600	2,071,524

Ente Nazionale Idrocarburi (ENI) SpA ADR (Italy) S	268,500	12,734,955

Exxon Mobil Corp.	909,100	80,128,074

Hess Corp.	854,900	42,411,589

Marathon Oil Corp.	3,965,300	122,329,505

Marathon Petroleum Corp.	1,765,300	105,105,962

Noble Energy, Inc.	121,700	11,896,175

Occidental Petroleum Corp.	91,600	6,889,236

Royal Dutch Shell PLC ADR (United Kingdom) S	1,458,210	97,656,324

Total SA (France)	164,744	8,243,574

Valero Energy Corp.	1,908,100	61,555,306

		563,772,910
Paper and forest products (0.7%)
International Paper Co.	753,110	27,970,505

		27,970,505
Personal products (0.3%)
Avon Products, Inc. S	938,910	13,097,795

		13,097,795
Pharmaceuticals (8.3%)
Eli Lilly & Co.	2,132,400	104,572,896

GlaxoSmithKline PLC ADR (United Kingdom) S	124,200	5,341,842

Johnson & Johnson S	1,164,870	81,226,385

Merck & Co., Inc.	1,081,800	47,923,740

Pfizer, Inc.	3,007,710	75,252,904

		314,317,767

Equity Income Fund	27

COMMON STOCKS (93.9%)* cont.	Shares	Value

Professional services (1.2%)
Dun & Bradstreet Corp. (The) S	560,060	$44,345,551

		44,345,551
Real estate investment trusts (REITs) (1.4%)
Hatteras Financial Corp.	464,400	12,380,904

MFA Financial, Inc.	4,883,805	41,072,800

		53,453,704
Semiconductors and semiconductor equipment (1.6%)
Intel Corp.	1,453,400	28,443,038

KLA-Tencor Corp. S	73,200	3,328,404

Texas Instruments, Inc. S	1,024,900	30,203,803

		61,975,245
Software (1.3%)
Microsoft Corp.	699,800	18,628,676

Oracle Corp. S	612,900	19,674,090

Symantec Corp. †	543,300	10,192,308

		48,495,074
Specialty retail (—%)
Best Buy Co., Inc. S	103,800	1,360,818

		1,360,818
Tobacco (0.8%)
Philip Morris International, Inc.	354,950	31,902,906

		31,902,906
Wireless telecommunication services (1.6%)
Vodafone Group PLC ADR (United Kingdom)	2,355,300	60,766,739

		60,766,739

Total common stocks (cost $3,065,608,683)		$3,552,501,246

CONVERTIBLE PREFERRED STOCKS (4.4%)*	Shares	Value

Citigroup, Inc. $7.50 cv. pfd.	814,075	$81,635,441

PPL Corp. $4.375 cv. pfd.	1,090,062	59,135,864

Swift Mandatory Common Exchange Security Trust 144A
6.00% cv. pfd.	3,145,945	27,078,722

Total convertible preferred stocks (cost $172,138,851)		$167,850,027

CONVERTIBLE BONDS AND NOTES (0.8%)*	Principal amount	Value

MGIC Investment Corp. cv. sr. notes 5s, 2017	$18,271,000	$13,006,668

WESCO International, Inc. cv. company guaranty sr. unsec.
notes 6s, 2029	6,471,000	15,425,246

Total convertible bonds and notes (cost $28,141,139)		$28,431,914

SHORT-TERM INVESTMENTS (8.5%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.20% [d]	304,280,375	$304,280,375

Putnam Money Market Liquidity Fund 0.16% L	15,593,271	15,593,271

Total short-term investments (cost $319,873,646)		$319,873,646

TOTAL INVESTMENTS

Total investments (cost $3,585,762,319)		$4,068,656,833

28	Equity Income Fund

Key to holding’s abbreviations

ADR   American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2011 through November 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $3,784,636,714.

† Non-income-producing security.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$432,317,507	$—	$—

Consumer staples	200,398,946	—	—

Energy	563,772,910	—	—

Financials	859,212,496	—	—

Health care	651,443,013	—	—

Industrials	290,068,097	—	—

Information technology	220,142,783	—	—

Materials	125,289,017	—	—

Telecommunication services	86,002,055	—	—

Utilities	123,854,422	—	—

Total common stocks	3,552,501,246	—	—

Convertible bonds and notes	—	28,431,914	—

Convertible preferred stocks	—	167,850,027	—

Short-term investments	15,593,271	304,280,375	—

Totals by level	$3,568,094,517	$500,562,316	$—

The accompanying notes are an integral part of these financial statements.

Equity Income Fund	29

Statement of assets and liabilities 11/30/12

ASSETS

Investment in securities, at value, including $297,435,631 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $3,265,888,673)	$3,748,783,187
Affiliated issuers (identified cost $319,873,646) (Notes 1 and 5)	319,873,646

Dividends, interest and other receivables	17,364,379

Receivable for shares of the fund sold	4,257,567

Receivable for investments sold	41,401,996

Total assets	4,131,680,775

LIABILITIES

Payable for investments purchased	28,622,407

Payable for shares of the fund repurchased	8,662,301

Payable for compensation of Manager (Note 2)	1,484,239

Payable for custodian fees (Note 2)	16,779

Payable for investor servicing fees (Note 2)	1,648,409

Payable for Trustee compensation and expenses (Note 2)	640,000

Payable for administrative services (Note 2)	7,518

Payable for distribution fees (Note 2)	1,331,624

Collateral on securities loaned, at value (Note 1)	304,280,375

Other accrued expenses	350,409

Total liabilities	347,044,061

Net assets	$3,784,636,714

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,285,038,254

Undistributed net investment income (Note 1)	46,055,504

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(29,351,558)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	482,894,514

Total — Representing net assets applicable to capital shares outstanding	$3,784,636,714

(Continued on next page)

30	Equity Income Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($2,573,319,112 divided by 149,146,606 shares)	$17.25

Offering price per class A share (100/94.25 of $17.25)*	$18.30

Net asset value and offering price per class B share ($89,690,958 divided by 5,248,030 shares)**	$17.09

Net asset value and offering price per class C share ($127,605,512 divided by 7,457,632 shares)**	$17.11

Net asset value and redemption price per class M share ($33,497,268 divided by 1,960,302 shares)	$17.09

Offering price per class M share (100/96.50 of $17.09)*	$17.71

Net asset value, offering price and redemption price per class R share
($74,914,263 divided by 4,367,994 shares)	$17.15

Net asset value, offering price and redemption price per class R5 share
($10,944 divided by 634 shares)	$17.26

Net asset value, offering price and redemption price per class R6 share
($10,947 divided by 634 shares)†	$17.26

Net asset value, offering price and redemption price per class Y share
($885,587,710 divided by 51,315,850 shares)	$17.26

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

Equity Income Fund	31

Statement of operations Year ended 11/30/12

INVESTMENT INCOME

Dividends (net of foreign tax of $1,937,861)	$110,952,826

Interest (including interest income of $39,843 from investments in affiliated issuers) (Note 5)	472,076

Securities lending (Note 1)	1,237,043

Total investment income	112,661,945

EXPENSES

Compensation of Manager (Note 2)	17,452,067

Investor servicing fees (Note 2)	10,469,811

Custodian fees (Note 2)	48,208

Trustee compensation and expenses (Note 2)	329,466

Distribution fees (Note 2)	8,984,723

Administrative services (Note 2)	104,259

Other	891,921

Total expenses	38,280,455

Expense reduction (Note 2)	(367,424)

Net expenses	37,913,031

Net investment income	74,748,914

Net realized gain on investments (Notes 1 and 3)	193,952,063

Net realized loss on foreign currency transactions (Note 1)	(327)

Net unrealized appreciation of investments during the year	316,740,928

Net gain on investments	510,692,664

Net increase in net assets resulting from operations	$585,441,578

The accompanying notes are an integral part of these financial statements.

32	Equity Income Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 11/30/12	Year ended 11/30/11

Operations:
Net investment income	$74,748,914	$62,163,239

Net realized gain on investments
and foreign currency transactions	193,951,736	415,599,817

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	316,740,928	(227,709,151)

Net increase in net assets resulting from operations	585,441,578	250,053,905

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(49,871,436)	(43,003,217)

Class B	(1,200,348)	(1,134,861)

Class C	(1,588,302)	(1,046,654)

Class M	(514,371)	(425,143)

Class R	(1,249,850)	(782,728)

Class R5	(59)	—

Class R6	(62)	—

Class Y	(17,144,417)	(8,451,791)

Increase in capital from settlement payments (Note 7)	—	657,365

Increase (decrease) from capital share transactions (Note 4)	68,190,084	(83,400,078)

Total increase in net assets	582,062,817	112,466,798

NET ASSETS

Beginning of year	3,202,573,897	3,090,107,099

End of year (including undistributed net investment income
of $46,055,504 and $43,473,921, respectively)	$3,784,636,714	$3,202,573,897

The accompanying notes are an integral part of these financial statements.

Equity Income Fund	33

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Class A
November 30, 2012	$14.94	.34	2.29	2.63	(.32)	—	(.32)	—	—	$17.25	17.84	$2,573,319	1.06	2.08	57
November 30, 2011	14.09	.29	.82	1.11	(.26)	—	(.26)	—	— [d,e]	14.94	7.91	2,308,957	1.07	1.92	71
November 30, 2010	13.47	.21	.63	.84	(.22)	—	(.22)	— [e]	—	14.09	6.33	2,456,538	1.12	1.53	66
November 30, 2009	10.59	.24	2.87	3.11	(.23)	—	(.23)	— [e]	—	13.47	29.85	2,318,615	1.21 [f]	2.09 [f]	102
November 30, 2008	16.27	.30	(5.69)	(5.39)	(.28)	(.01)	(.29)	— [e]	—	10.59	(33.60)	1,729,477	1.04 [f]	2.09 [f]	69

Class B
November 30, 2012	$14.80	.21	2.28	2.49	(.20)	—	(.20)	—	—	$17.09	16.99	$89,691	1.81	1.32	57
November 30, 2011	13.95	.17	.82	.99	(.14)	—	(.14)	—	— [d,e]	14.80	7.13	94,660	1.82	1.14	71
November 30, 2010	13.34	.10	.63	.73	(.12)	—	(.12)	— [e]	—	13.95	5.48	129,145	1.87	.76	66
November 30, 2009	10.48	.15	2.85	3.00	(.14)	—	(.14)	— [e]	—	13.34	28.96	183,148	1.96 [f]	1.35 [f]	102
November 30, 2008	16.09	.19	(5.63)	(5.44)	(.16)	(.01)	(.17)	— [e]	—	10.48	(34.11)	163,856	1.79 [f]	1.30 [f]	69

Class C
November 30, 2012	$14.82	.21	2.29	2.50	(.21)	—	(.21)	—	—	$17.11	17.00	$127,606	1.81	1.33	57
November 30, 2011	13.98	.18	.81	.99	(.15)	—	(.15)	—	— [d,e]	14.82	7.11	109,414	1.82	1.20	71
November 30, 2010	13.38	.11	.62	.73	(.13)	—	(.13)	— [e]	—	13.98	5.45	87,165	1.87	.78	66
November 30, 2009	10.51	.15	2.87	3.02	(.15)	—	(.15)	— [e]	—	13.38	29.03	74,761	1.96 [f]	1.34 [f]	102
November 30, 2008	16.15	.19	(5.66)	(5.47)	(.16)	(.01)	(.17)	— [e]	—	10.51	(34.15)	45,378	1.79 [f]	1.32 [f]	69

Class M
November 30, 2012	$14.80	.25	2.29	2.54	(.25)	—	(.25)	—	—	$17.09	17.30	$33,497	1.56	1.57	57
November 30, 2011	13.96	.22	.81	1.03	(.19)	—	(.19)	—	— [d,e]	14.80	7.36	31,868	1.57	1.42	71
November 30, 2010	13.35	.14	.63	.77	(.16)	—	(.16)	— [e]	—	13.96	5.77	32,614	1.62	1.02	66
November 30, 2009	10.49	.18	2.85	3.03	(.17)	—	(.17)	— [e]	—	13.35	29.30	32,972	1.71 [f]	1.59 [f]	102
November 30, 2008	16.12	.22	(5.64)	(5.42)	(.20)	(.01)	(.21)	— [e]	—	10.49	(33.96)	24,102	1.54 [f]	1.57 [f]	69

Class R
November 30, 2012	$14.85	.29	2.30	2.59	(.29)	—	(.29)	—	—	$17.15	17.60	$74,914	1.31	1.82	57
November 30, 2011	14.01	.26	.81	1.07	(.23)	—	(.23)	—	— [d,e]	14.85	7.63	62,193	1.32	1.73	71
November 30, 2010	13.41	.18	.62	.80	(.20)	—	(.20)	— [e]	—	14.01	5.98	41,246	1.37	1.31	66
November 30, 2009	10.54	.21	2.87	3.08	(.21)	—	(.21)	— [e]	—	13.41	29.61	16,767	1.46 [f]	1.84 [f]	102
November 30, 2008	16.20	.27	(5.67)	(5.40)	(.25)	(.01)	(.26)	— [e]	—	10.54	(33.79)	7,136	1.29 [f]	1.89 [f]	69

Class R5
November 30, 2012†	$15.86	.18	1.31	1.49	(.09)	—	(.09)	—	—	$17.26	9.43*	$11	.28*	1.05*	57

Class R6
November 30, 2012†	$15.86	.18	1.32	1.50	(.10)	—	(.10)	—	—	$17.26	9.46*	$11	.24*	1.09*	57

Class Y
November 30, 2012	$14.94	.38	2.30	2.68	(.36)	—	(.36)	—	—	$17.26	18.20	$885,588.81		2.34	57
November 30, 2011	14.09	.34	.81	1.15	(.30)	—	(.30)	—	— [d,e]	14.94	8.19	595,481.82		2.26	71
November 30, 2010	13.48	.24	.63	.87	(.26)	—	(.26)	— [e]	—	14.09	6.52	343,399.87		1.76	66
November 30, 2009	10.59	.27	2.88	3.15	(.26)	—	(.26)	— [e]	—	13.48	30.28	364,522	.96 [f]	2.33 [f]	102
November 30, 2008	16.27	.34	(5.69)	(5.35)	(.32)	(.01)	(.33)	— [e]	—	10.59	(33.43)	170,229	.79 [f]	2.34 [f]	69

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34	Equity Income Fund	Equity Income Fund	35

Financial highlights (Continued)

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to November 30, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

d Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 7).

e Amount represent less than $0.01 per share.

f Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to November 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

November 30, 2009	0.02%

November 30, 2008	<0.01

The accompanying notes are an integral part of these financial statements.

36	Equity Income Fund

Notes to financial statements 11/30/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from December 1, 2011 through November 30, 2012.

Putnam Equity Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The investment objective of the fund is to seek capital growth and current income. The fund invests mainly in common stocks of large and midsize U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Value stocks are issued by companies that Putnam Management believes are currently undervalued by the market.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. The fund began offering class R5 and class R6 shares on July 2, 2012. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are based on their net asset value. The net asset value of such investment companies equals the total value of its assets less its liabilities and divided by the number of its outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events

Equity Income Fund	37

that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $297,435,631 and the fund received cash collateral of $304,280,375.

38	Equity Income Fund

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At November 30, 2012, the fund had a capital loss carryover of $125,011,155 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$100,008,924	N/A	$100,008,924	November 30, 2016

25,002,231	N/A	25,002,231	November 30, 2017

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $13,153,977 recognized during the period between November 1 and November 30, 2012 to its fiscal year ending November 30, 2013.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, late year loss deferrals and capital loss carryover limitation write-off. Reclassifications are made to the fund’s capital accounts to reflect income and

Equity Income Fund	39

gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $598,486 to decrease undistributed net investment income, $263,884,438 to decrease paid-in-capital and $264,482,924 to decrease accumulated net realized losses.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$578,193,798
Unrealized depreciation	(96,782,250)

Net unrealized appreciation	481,411,548
Undistributed ordinary income	46,055,504
Undistributed long-term gain	110,296,540
Capital loss carryforward	(125,011,155)
Post-October capital loss deferral	(13,153,977)
Cost for federal income tax purposes	$3,587,245,285

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.630%	of the first $5 billion,	0.430%	of the next $50 billion,

0.580%	of the next $5 billion,	0.410%	of the next $50 billion,

0.530%	of the next $10 billion,	0.400%	of the next $100 billion and

0.480%	of the next $10 billion,	0.395%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. During the reporting period, the class specific expenses related to investor servicing fees were as follows:

40	Equity Income Fund

Class A	$7,251,857	Class R5	6

Class B	267,917	Class R6	2

Class C	358,565	Class Y	2,286,942

Class M	96,904	Total	$10,469,811

Class R	207,618

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $3,977 under the expense offset arrangements and by $363,447 under the brokerage/ service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,973, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$6,227,134	Class M	249,487

Class B	919,177	Class R	356,798

Class C	1,232,127	Total	$8,984,723

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $267,135 and $3,781 from the sale of class A and class M shares, respectively, and received $57,750 and $5,447 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $172 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $2,089,569,394 and $2,007,896,234, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Equity Income Fund	41

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 11/30/12		Year ended 11/30/11

Class A	Shares	Amount	Shares	Amount

Shares sold	25,387,129	$408,353,404	32,563,871	$495,891,520

Shares issued in connection with
reinvestment of distributions	2,918,918	46,187,183	2,666,925	40,003,503

	28,306,047	454,540,587	35,230,796	535,895,023

Redemption in kind	—	—	(15,798,288)	(246,295,304)

Shares repurchased	(33,757,482)	(546,658,475)	(39,194,307)	(598,078,392)

Net decrease	(5,451,435)	$(92,117,888)	(19,761,799)	$(308,478,673)

	Year ended 11/30/12		Year ended 11/30/11

Class B	Shares	Amount	Shares	Amount

Shares sold	897,499	$14,420,973	912,325	$13,938,737

Shares issued in connection with
reinvestment of distributions	72,119	1,123,048	71,250	1,059,312

	969,618	15,544,021	983,575	14,998,049

Shares repurchased	(2,119,384)	(33,926,959)	(3,844,130)	(58,757,863)

Net decrease	(1,149,766)	$(18,382,938)	(2,860,555)	$(43,759,814)

	Year ended 11/30/12		Year ended 11/30/11

Class C	Shares	Amount	Shares	Amount

Shares sold	1,615,214	$25,780,296	2,370,375	$35,998,691

Shares issued in connection with
reinvestment of distributions	80,117	1,253,667	55,350	820,100

	1,695,331	27,033,963	2,425,725	36,818,791

Shares repurchased	(1,621,691)	(26,184,977)	(1,275,565)	(19,220,775)

Net increase	73,640	$848,986	1,150,160	$17,598,016

	Year ended 11/30/12		Year ended 11/30/11

Class M	Shares	Amount	Shares	Amount

Shares sold	233,018	$3,766,342	288,060	$4,406,677

Shares issued in connection with
reinvestment of distributions	32,010	500,328	27,465	407,687

	265,028	4,266,670	315,525	4,814,364

Shares repurchased	(458,681)	(7,418,097)	(498,109)	(7,511,078)

Net decrease	(193,653)	$(3,151,427)	(182,584)	$(2,696,714)

42	Equity Income Fund

	Year ended 11/30/12		Year ended 11/30/11

Class R	Shares	Amount	Shares	Amount

Shares sold	1,476,255	$23,656,601	1,964,043	$29,781,643

Shares issued in connection with
reinvestment of distributions	73,718	1,160,627	50,388	746,443

	1,549,973	24,817,228	2,014,431	30,528,086

Shares repurchased	(1,370,355)	(21,919,234)	(769,585)	(11,676,187)

Net increase	179,618	$2,897,994	1,244,846	$18,851,899

	For the period 7/3/12 (commencement of
	operations) to 11/30/12

Class R5	Shares	Amount

Shares sold	631	$10,000

Shares issued in connection with reinvestment of distributions	3	59

	634	10,059

Shares repurchased	—	—

Net increase	634	$10,059

	For the period 7/3/12 (commencement of
	operations) to 11/30/12

Class R6	Shares	Amount

Shares sold	631	$10,000

Shares issued in connection with reinvestment of distributions	3	62

	634	10,062

Shares repurchased	—	—

Net increase	634	$10,062

	Year ended 11/30/12		Year ended 11/30/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	22,257,733	$354,488,641	22,916,906	$347,560,617

Shares issued in connection with
reinvestment of distributions	1,040,431	16,524,311	518,708	7,739,969

	23,298,164	371,012,952	23,435,614	355,300,586

Shares repurchased	(11,846,742)	(192,937,716)	(7,941,015)	(120,215,378)

Net increase	11,451,422	$178,075,236	15,494,599	$235,085,208

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	634	100%	$10,944

Class R6	634	100	10,947

Equity Income Fund	43

Note 5: Transactions with affiliated issuer

Transactions during the reporting period with Putnam Money Market Liquidity Fund which is under common ownership and control were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting	Purchase	Sale	Investment	the reporting
Name of affiliate	period	cost	proceeds	income	period

Putnam Money Market
Liquidity Fund*	$22,059,422	$775,863,299	$782,329,450	$39,843	$15,593,271

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $639,361 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $18,004 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 did not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

44	Equity Income Fund

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $110,296,540 as a capital gain dividend with respect to the taxable year ended November 30, 2012, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period ended, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $218,758 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2013 will show the tax status of all distributions paid to your account in calendar 2012.

Equity Income Fund	45

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college's endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

46	Equity Income Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of November 30, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Equity Income Fund	47

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments and	Vice President
Putnam Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President and Treasurer
Since 2010	Judith Cohen (Born 1945)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Clerk, and Associate Treasurer
2010); Senior Financial Analyst, Old Mutual Asset	Since 1993
Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)	Nancy E. Florek (Born 1957)
Vice President, Proxy Manager, Assistant Clerk,
and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

48	Equity Income Fund

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Equity Income Fund	49

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund®
The Putnam Fund for Growth and Income	Absolute Return 300 Fund®
International Value Fund	Absolute Return 500 Fund®
Multi-Cap Value Fund	Absolute Return 700 Fund®
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

50	Equity Income Fund

Global Sector	Putnam RetirementReady® Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Dynamic Asset Allocation
Conservative Fund	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation Growth Fund	Retirement Income Fund Lifestyle 2
Dynamic Risk Allocation Fund	Retirement Income Fund Lifestyle 3

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Equity Income Fund	51

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Marketing Services	Kenneth R. Leibler
Putnam Retail Management	Robert E. Patterson	Susan G. Malloy
One Post Office Square	George Putnam, III	Vice President and
Boston, MA 02109	Robert L. Reynolds	Assistant Treasurer
W. Thomas Stephens
Custodian		James P. Pappas
State Street Bank	Officers	Vice President
and Trust Company	Robert L. Reynolds
	President	Mark C. Trenchard
Legal Counsel		Vice President and
Ropes & Gray LLP	Jonathan S. Horwitz	BSA Compliance Officer
Executive Vice President,
Independent Registered	Principal Executive Officer, and	Judith Cohen
Public Accounting Firm	Compliance Liaison	Vice President, Clerk, and
KPMG LLP		Associate Treasurer
Steven D. Krichmar
	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
	Robert T. Burns	Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Equity Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN020
278531 1/13

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

November 30, 2012	$43,672	$--	$4,100	$ —
November 30, 2011	$52,940	$--	$4,000	$ —

For the fiscal years ended November 30, 2012 and November 30, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,100 and $ 4,000 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

November 30, 2012	$ —	$ —	$ —	$ —

November 30, 2011	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Equity Income Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 28, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: January 28, 2013